EXHIBIT 10.21

Executive Officer Salary Arrangements

As reported on the Form 8-K dated July 15, 2008 filed July 17, 2008, the salary for Lewis Chew, Senior Vice president, Finance and Chief Financial Officer, was increased to $425,000, effective August 31, 2008.

NLL/SECMtrs/10K/08Exh10.21